CHANGE IN CONTROL TERMINATION AGREEMENT

     This Change in Control Termination Agreement (the "Agreement") is entered into on April 7, 1999, between Middlesex Water Company, a New Jersey corporation, with its principal place of business located at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452, (the "Company"), and J. Richard Tompkins, residing at 23 Hidden Pine Drive, Colts Neck, New Jersey 07722.

               RECITALS

     A. The Company considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held Companies, the possibility of a Change In Control may exist. This possibility, and the uncertainty and questions that it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

     B. The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change In Control of the Company.

     C. To induce you to remain in the employ of the Company, and in consideration of your agreement set forth below, the Company agrees that you shall receive the severance benefits set forth in this Agreement in the event your employment with the Company is terminated or "constructively terminated" as defined herein in connection with a "Change In Control of the Company" (as defined in Section 2 below) under the circumstances described below. This Agreement is meant to supersede any other specific written agreements that may have been entered into between yourself and the Company concerning termination of employment.

          Therefore, in consideration of your continued employment and the parties' agreement to be bound by the terms contained in this Agreement, the parties agree as follows:

     1. TERM OF AGREEMENT. This Agreement shall commence as of April 8, 1999 and shall continue in effect through December 31, 2001. However, commencing on December 31, 2001, and each December 31 afterwards, the term of this Agreement shall automatically be extended for 1 additional year unless, no later than the preceding November 1, the Company shall have given notice that it does not wish to extend this Agreement. Notwithstanding the foregoing, if a Change In Control of the Company shall be proposed to occur or have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of three years beyond the month in which the Change In Control occurs. Notwithstanding the foregoing, and provided no Change of Control shall have occurred, this Agreement shall automatically terminate on the earlier to occur of (i) your termination of employment with the Company, or (ii) the Company's furnishing you with notice of termination, irrespective of the effective date of the termination.

     2. CHANGE IN CONTROL. No benefits shall be payable under this Agreement unless there shall have been a Change In Control of the Company, as set forth below. For purposes of this Agreement, a "Change In Control" of the Company shall be deemed to occur if any party or group acquires beneficial ownership of 20 percent or more of the voting shares of the Company; or if shareholder approval is required for a transaction involving the acquisition of the Company through the purchase or exchange of the stock or assets of the Company by merger or otherwise; or if one-third or more of the Board elected in a 12-month period or less are so elected without the approval of a majority of the Board as constituted at the beginning of such period; or a liquidation or dissolution of Company.

     3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 above constituting a Change In Control of the Company shall have occurred, you shall be entitled to the benefits provided in subsection 4.3 below on the subsequent termination or "Constructive Termination" of your employment during the term of this Agreement, unless the termination is (A) because of your death, Disability or Retirement, (B) by the Company for Cause, or (C) by you other than for Good Reason.

          3.1 DISABILITY; RETIREMENT. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Company for 6 consecutive months, and within 30 days after written notice of termination is given you shall not have returned to the full-time performance of your duties, your employment may be terminated for "Disability." Termination by the Company or you of your employment based on "Retirement" shall mean termination in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with your consent with respect to you.

          3.2 CAUSE. Termination by the Company of your employment for "Cause" shall mean termination on:

                    3.2.1 the willful and continued failure by you to substantially perform your duties with the Company as such employment was performed by you prior to the Change of Control (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance by you of a Notice of Termination for Good Reason as defined in Subsections 3.4 and 3.3, respectively) after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties; or

                    3.2.2     the  willful  act  by  you  in  conduct   that  is
                              demonstrably and materially injurious to the Company, and which the Board deems to cause or will cause substantial economic damage to the Company or injury to the business reputation of the Company, monetarily or otherwise. For purposes of this Subsection, no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without a reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clauses 3.2.1 or 3.2.2 of the first sentence of this Subsection and specifying the particulars in detail.

          3.3 GOOD REASON. You shall be entitled to terminate your employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written ----------- consent, the occurrence in connection with a Change In Control of the Company of any of the following circumstances unless, in the case of paragraphs 3.3.1, 3.3.5, 3.3.6, 3.3.7, or 3.3.8, the circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination, as defined in Subsections 3.5 and 3.4, respectively, given in respect of them. If you have Good Reason for your termination you shall be considered to have been "Constructively Terminated" by the Company:

                    3.3.1 the assignment to you of any duties inconsistent with your status and position (i) prior to the Change In Control where such change is a direct result of any pending Change in Control; or (ii) as such status exists immediately prior to the Change In Control of the Company, or (iii) a substantial adverse alteration in the nature or status of your responsibilities from those in effect immediately prior to the Change In Control of the Company whichever is applicable;

                    3.3.2 a reduction by the Company in your annual base salary as in effect on this date or as the same may be increased from time to time irrespective of future Company policies including any across-the-board salary reductions similarly affecting all key employees of the Company;

                    3.3.3 your relocation, without your consent, to a location not within twenty five (25) miles of your present office or job location, except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations;

                    3.3.4 the failure by the Company, without your consent, to pay to you any part of your current compensation, or to pay to you any part of an installment of deferred compensation under any deferred compensation program of the Company, within fourteen (14) days of the date the compensation is due;

                    3.3.5 the failure by the Company to continue in effect any bonus to which you were entitled, or any compensation plan in which you participate (i) prior to the Change in Control where such change is a direct result of any pending Change In Control; or (ii) immediately prior to the Change In Control of the Company that is material to your total compensation, including but not limited to the Company's Restricted Stock Plan, 401(k) Plan, and Benefit Plans, or any substitute plans adopted prior to the Change In Control of the Company, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the failure by the Company to continue your participation in it (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change In Control;

                    3.3.6 the failure by the Company to continue to provide you with (i) benefits substantially similar to those enjoyed by you under any of the Company's life insurance, medical, health and accident, or disability plans in which you were participating at the time of the Change In Control of the
                              Company was in effect for the employees of the Company generally at the time of the Change In Control, (ii) the failure to continue to provide you with a Company automobile or allowance in lieu of it at the time of the Change In Control of the Company, (iii) the taking of any action by the Company that would directly or indirectly materially reduce any of such benefits or deprive you of any material fringe benefit enjoyed by you at the time of the Change In Control of the Company, or (iv) the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change In Control of the Company;

                    3.3.7 the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 of this Agreement; or

                    3.3.8 any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection 3.4 below (and, if applicable, the requirements of Subsection 3.2 above); for purposes of this Agreement, no such purported termination shall be effective.

                    Your rights to terminate your employment pursuant to this Subsection shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement. In the event you deliver Notice of Termination based on circumstances set forth in Paragraphs 3.3.1, 3.3.5, 3.3.6, 3.3.7, or 3.3.8 above, which are fully corrected prior to the Date of Termination set forth in your Notice of Termination, the Notice of Termination shall be deemed withdrawn and of no further force or effect.

          3.4 NOTICE OF TERMINATION. Any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party to --------------------- this Agreement in accordance with Section 6 of this Agreement. For purposes of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied on, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

          3.5 DATE OF TERMINATION, ETC. "Date of Termination" shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such 30-day period), and (B) if your employment is terminated pursuant to Subsection 3.2 or 3.3 above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection 3.2 above shall not be less than 30 days, and in the case of a termination pursuant to Subsection 3.3 above shall not be less than 15 nor more than 60 days, respectively, from the date the Notice of Termination is given). However, if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this provision), the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal has expired and no appeal has been perfected). The Date of Termination shall be extended by a notice of dispute only if the notice is given in good faith and the party giving the notice pursues the resolution of the dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue you as a participant in all compensation, benefit, and insurance plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except to the extent otherwise provided in subsection 4.4.

          4. COMPENSATION ON TERMINATION OR DURING DISABILITY. Following a Change In Control of the Company, as defined by Section 2, on termination of your employment or during a period of disability you shall be entitled to the following benefits:

          4.1 During any period that you fail to perform your full-time duties with the Company as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all amounts payable to you under any compensation plan of the Company during the period, until this Agreement is terminated pursuant to section 3.1 above. Thereafter, or in the event your employment shall be terminated by the Company or by you for Retirement, or by reason of your death, your benefits shall be determined under the Company's retirement, insurance, and other compensation programs then in effect in accordance with the terms of those programs.

          4.2 If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, Disability, death, or Retirement, the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which you are entitled under any compensation plan of the Company at the time the payments are due. The Company shall have no obligations to you under this Agreement.

          4.3 If your employment by the Company shall be terminated (a) by the Company other than for Cause, Retirement or Disability, or (b) by you for Good Reason, then you shall be entitled to the benefits provided below:

                    4.3.1 The Company shall pay you your full salary through the Date of Termination at the rate in effect at the time notice of Termination is given, plus all other amounts and benefits to which you are entitled under any compensation plan of the Company, at the time the payments are due, except as otherwise provided below.

                    4.3.2 In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay to you, as severance pay the following: (i) a lump sum severance payment equal to three (3) times the average of your Compensation for the five (5) years prior to the occurrence of the circumstance giving rise to the notice of Termination, plus (ii) the amounts in the forms set forth in paragraphs 4.3.3, 4.3.4 and
                              4.3.5 (the "Severance Payments"). In addition to the Severance Payments, the Company shall pay to you an additional amount equal to the amount of the Excise Tax, if any, that is due or determined to be due under Section 4999 of the Internal Revenue Code of 1986, as amended, resulting from the Severance Payments or any other payments under this Agreement or any other agreement between you and the Company and an amount sufficient to pay the taxes on any such Excise Taxes (the "Gross-up"). For purposes of this Agreement, "Compensation" shall mean the aggregate remuneration paid by the Company to you during a calendar year, including bonuses, awards under the Company's Restricted Stock Plan, benefits under employee benefit plans, automobile allowances or any fees paid to you as remuneration for serving as a Director of the Company.

                    4.3.3 The Company shall continue coverage for you and your dependents under any health or welfare benefit plan under which you and YOUR DEPENDENTS WERE PARTICIPATING PRIOR TO THE CHANGE IN CONTROL FOR A PERIOD ENDING ON THE EARLIER to occur of (i) the date you become covered by a new employer's health and welfare benefit plan, (ii) the date you become covered by Medicare, or (iii) the date which is thirty-six (36) months from the date of Termination. The coverage for your dependents shall end earlier than (i), (ii) or (iii) if required by the health or welfare benefit plan due to age eligibility.

                    4.3.4 The Company shall pay to you any deferred compensation, including, but not limited to deferred bonuses, allocated or credited to you or your account as of the Date of Termination.

                    4.3.5 Outstanding stock options or Restricted Stock grants, if any, granted to you under the Company's Stock Plans which are not vested on Termination shall immediately vest.

                    4.3.6 Where you shall prevail in any such action, the Company shall also pay to you all legal and accounting fees and expenses incurred by you as a result of the termination (including all such fees and expenses incurred by you as a result of the termination (including all such fees and expenses, if any, incurred in contesting or disputing any termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Code
                              Section 4999 to any payment or benefit provided under this Agreement) or any other agreement with the Company.

                    4.3.7 The amount of Severance Payments and any Gross-up due to you under this or any other relevant agreement with the Company shall be determined by a third party agreed to by you and the Company. If you cannot agree on a third party, then both third parties shall determine the amounts due under this Agreement. If the third parties do not agree on the amount to be paid to you, then either party may submit the calculation of the amounts which are in dispute to Arbitration in accordance with this Agreement. The payments provided for in Paragraphs 4.3.2, 4.3.4 and 4.3.5 above, shall be made no later than the THIRTIETH (30TH) day following the Date of Termination. However, if the amounts of the payments cannot be finally determined on or before that day, the Company shall pay to you on that day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of those payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but in no event later than the 30th day after the Date of Termination. In the event that the amount of the estimate payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Company to you payable on the 30th day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the
                              Code).

     4.4 You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise except as specifically provided in this
Section 4.

     4.5 In addition to all other amounts payable to you under this Section 4, you shall be entitled to receive all qualified benefits payable to you under the Company's 401(k) Plan, Defined Benefit Plan and any other plan or agreement relating to retirement benefits.

     5. SUCCESSORS; BINDING AGREEMENT.

          5.1  The  Company  will  require  any  successor  (whether  direct  or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would have been entitled to under this Agreement if you had terminated your employment for Good Reason following a Change In Control of the Company, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

          5.2 This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, heirs, distributees, and legatees. If you should die while any amount would still be payable to you if you had continued to live, all such amounts, unless otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to your legatee or other designee or, if there is no such designee, to your estate.

     6. NOTICE. For the purpose of this Agreement, all notices and other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance this Agreement, except that notice of a change of address shall be effective only on receipt.

          7. MISCELLANEOUS.

          7.1 No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board.

          7.2 No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          7.3 No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement.

          7.4 Nothing in this Agreement is intended to reduce any benefits payable to you under any other agreement you may have with the Company or in any Company plan in which you may participate.

          7.5 The validity, interpretation, construction, and performance of this Agreement shall be governed by the law of New Jersey without reference to its conflict of laws principals.

          7.6 All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for shall be paid net of any applicable withholding or deduction required under federal, state or local law.

          7.7 The obligations of the Company under Section 4 shall survive the expiration of the term of this Agreement.

     8. VALIDITY. The validity or enforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement, which shall remain in full force and effect.

     9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     10. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in New Jersey in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. However, you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection this Agreement.

     11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior written or oral agreements or understandings with respect to the subject matter.

     In witness whereof, the parties have executed this agreement as of the day and year first above written.

                                       MIDDLESEX WATER COMPANY


                                       By:/s/ Dennis G. Sullivan
                                           -------------------------------------
                                              Dennis G. Sullivan
                                              Vice President and General Counsel

ATTEST:

/s/ Marion F. Reynolds
----------------------
Marion F. Reynolds
Vice President
Secretary and Treasurer
                                                 /s/ J. Richard Tompkins
                                                 -------------------------------
                                                     J. Richard Tompkins

Exhibit 10.15(b)

                     CHANGE IN CONTROL TERMINATION AGREEMENT

     This Change in Control Termination Agreement (the "Agreement") is entered into on April 7, 1999, between Middlesex Water Company, a New Jersey corporation, with its principal place of business located at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452, (the "Company"), and Walter J. Brady, residing at 49 Howell Drive, Verona, New Jersey 07044.

     RECITALS

     A. The Company considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held Companies, the possibility of a Change In Control may exist. This possibility, and the uncertainty and questions that it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

     B. The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change In Control of the Company.

     C. To induce you to remain in the employ of the Company, and in consideration of your agreement set forth below, the Company agrees that you shall receive the severance benefits set forth in this Agreement in the event your employment with the Company is terminated or "constructively terminated" as defined herein in connection with a "Change In Control of the Company" (as defined in Section 2 below) under the circumstances described below. This Agreement is meant to supersede any other specific written agreements that may have been entered into between yourself and the Company concerning termination of employment.

     Therefore, in consideration of your continued employment and the parties' agreement to be bound by the terms contained in this Agreement, the parties agree as follows:

     1. TERM OF AGREEMENT. This Agreement shall commence as of April 8, 1999 and shall continue in effect through December 31, 2001. However, commencing on December 31, 2001, and each December 31 afterwards, the term of this Agreement shall automatically be extended for 1 additional year unless, no later than the preceding November 1, the Company shall have given notice that it does not wish to extend this Agreement. Notwithstanding the foregoing, if a Change In Control of the Company shall be proposed to occur or have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of three years beyond the month in which the Change In Control occurs. Notwithstanding the foregoing, and provided no Change of Control shall have occurred, this Agreement shall automatically terminate on the earlier to occur of (i) your termination of employment with the Company, or (ii) the Company's furnishing you with notice of termination, irrespective of the effective date of the termination.

         2. CHANGE IN CONTROL. No benefits shall be payable under this Agreement unless there shall have been a Change In Control of the Company, as set forth below. For purposes of this Agreement, a "Change In Control" of the Company shall be deemed to occur if any party or group acquires beneficial ownership of 20 percent or more of the voting shares of the Company; or if shareholder approval is required for a transaction involving the acquisition of the Company through the purchase or exchange of the stock or assets of the Company by merger or otherwise; or if one-third or more of the Board elected in a 12-month period or less are so elected without the approval of a majority of the Board as constituted at the beginning of such period; or a liquidation or dissolution of Company.

     3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 above constituting a Change In Control of the Company shall have occurred, you shall be entitled to the benefits provided in subsection 4.3 below on the subsequent termination or "Constructive Termination" of your employment during the term of this Agreement, unless the termination is (A) because of your death, Disability or Retirement, (B) by the Company for Cause, or (C) by you other than for Good Reason.

          3.1 DISABILITY; RETIREMENT. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Company for 6 consecutive months, and within 30 days after written notice of termination is given you shall not have returned to the full-time performance of your duties, your employment may be terminated for "Disability." Termination by the Company or you of your employment based on "Retirement" shall mean termination in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with your consent with respect to you.

          3.2 CAUSE. Termination by the Company of your employment for "Cause" shall mean termination on:

                    3.2.1 the willful and continued failure by you to substantially perform your duties with the Company as such employment was performed by you prior to the Change of Control (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance by you of a Notice of Termination for Good Reason as defined in Subsections 3.4 and 3.3, respectively) after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties; or

                    3.2.2     the  willful  act  by  you  in  conduct   that  is
                              demonstrably and materially injurious to the Company, and which the Board deems to cause or will cause substantial economic damage to the Company or injury to the business reputation of the Company, monetarily or otherwise. For purposes of this Subsection, no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without a reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clauses 3.2.1 or 3.2.2 of the first sentence of this Subsection and specifying the particulars in detail.

          3.3 GOOD REASON. You shall be entitled to terminate your employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence in connection with a Change In Control of the Company of any of the following circumstances unless, in the case of paragraphs 3.3.1, 3.3.5, 3.3.6, 3.3.7, or 3.3.8, the circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination, as defined in Subsections 3.5 and 3.4, respectively, given in respect of them. If you have Good Reason for your termination you shall be considered to have been "Constructively Terminated" by the Company:

                    3.3.1 the assignment to you of any duties inconsistent with your status and position (i) prior to the Change In Control where such change is a direct result of any pending Change in Control; or (ii) as such status exists immediately prior to the Change In Control of the Company, or (iii) a substantial adverse alteration in the nature or status of your responsibilities from those in effect immediately prior to the Change In Control of the Company whichever is applicable;

                    3.3.2 a reduction by the Company in your annual base salary as in effect on this date or as the same may be increased from time to time irrespective of future Company policies including any across-the-board salary reductions similarly affecting all key employees of the Company;

                    3.3.3 your relocation, without your consent, to a location not within twenty five (25) miles of your present office or job location, except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations;

                    3.3.4 the failure by the Company, without your consent, to pay to you any part of your current compensation, or to pay to you any part of an installment of deferred compensation under any deferred compensation program of the Company, within fourteen (14) days of the date the compensation is due;

                    3.3.5 the failure by the Company to continue in effect any bonus to which you were entitled, or any compensation plan in which you participate (i) prior to the Change in Control where such change is a direct result of any pending Change In Control; or (ii) immediately prior to the Change In Control of the Company that is material to your total compensation, including but not limited to the Company's Restricted Stock Plan, 401(k) Plan, and Benefit Plans, or any substitute plans adopted prior to the Change In Control of the Company, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the failure by the Company to continue your participation in it (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change In Control;

                    3.3.6 the failure by the Company to continue to provide you with (i) benefits substantially similar to those enjoyed by you under any of the Company's life insurance, medical, health and accident, or disability plans in which you were participating at the time of the Change In Control of the
                              Company was in effect for the employees of the Company generally at the time of the Change In Control, (ii) the failure to continue to provide you with a Company automobile or allowance in lieu of it at the time of the Change In Control of the Company, (iii) the taking of any action by the Company that would directly or indirectly materially reduce any of such benefits or deprive you of any material fringe benefit enjoyed by you at the time of the Change In Control of the Company, or (iv) the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change In Control of the Company;

                    3.3.7 the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 of this Agreement; or

                    3.3.8 any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection 3.4 below (and, if applicable, the requirements of Subsection 3.2 above); for purposes of this Agreement, no such purported termination shall be effective. Your rights to terminate your employment pursuant to this
                              Subsection shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement. In the event you deliver Notice of Termination based on circumstances set forth in Paragraphs 3.3.1, 3.3.5, 3.3.6, 3.3.7, or 3.3.8 above, which are fully corrected prior to the Date of Termination set forth in your Notice of Termination, the Notice of Termination shall be deemed withdrawn and of no further force or effect.

          3.4 NOTICE OF TERMINATION. Any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party to this Agreement in accordance with Section 6 of this Agreement. For purposes of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied on, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

          3.5 DATE OF TERMINATION, ETC. "Date of Termination" shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such 30-day period), and (B) if your employment is terminated pursuant to Subsection 3.2 or 3.3 above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection 3.2 above shall not be less than 30 days, and in the case of a termination pursuant to Subsection 3.3 above shall not be less than 15 nor more than 60 days, respectively, from the date the Notice of Termination is given). However, if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this provision), the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal has expired and no appeal has been perfected). The Date of Termination shall be extended by a notice of dispute only if the notice is given in good faith and the party giving the notice pursues the resolution of the dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue you as a participant in all compensation, benefit, and insurance plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except to the extent otherwise provided in subsection 4.4.

     4. COMPENSATION ON TERMINATION OR DURING DISABILITY. Following a Change In Control of the Company, as defined by Section 2, on termination of your employment or during a period of disability you shall be entitled to the following benefits:

          4.1 During any period that you fail to perform your full-time duties with the Company as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all amounts payable to you under any compensation plan of the Company during the period, until this Agreement is terminated pursuant to section 3.1 above. Thereafter, or in the event your employment shall be terminated by the Company or by you for Retirement, or by reason of your death, your benefits shall be determined under the Company's retirement, insurance, and other compensation programs then in effect in accordance with the terms of those programs.

          4.2 If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, Disability, death, or Retirement, the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which you are entitled under any compensation plan of the Company at the time the payments are due. The Company shall have no obligations to you under this Agreement.

          4.3 If your employment by the Company shall be terminated (a) by the Company other than for Cause, Retirement or Disability, or (b) by you for Good Reason, then you shall be entitled to the benefits provided below:

                    4.3.1 The Company shall pay you your full salary through the Date of Termination at the rate in effect at the time notice of Termination is given, plus all other amounts and benefits to which you are entitled under any compensation plan of the Company, at the time the payments are due, except as otherwise provided below.

                    4.3.2 In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay to you, as severance pay the following: (i) a lump sum severance payment equal to three (3) times the average of your Compensation for the five (5) years prior to the occurrence of the circumstance giving rise to the notice of Termination, plus (ii) the amounts in the forms set forth in paragraphs 4.3.3, 4.3.4 and
                              4.3.5 (the "Severance Payments"). In addition to the Severance Payments, the Company shall pay to you an additional amount equal to the amount of the Excise Tax, if any, that is due or determined to be due under Section 4999 of the Internal Revenue Code of 1986, as amended, resulting from the Severance Payments or any other payments under this Agreement or any other agreement between you and the Company and an amount sufficient to pay the taxes on any such Excise Taxes (the "Gross-up"). For purposes of this Agreement, "Compensation" shall mean the aggregate remuneration paid by the Company to you during a calendar year, including bonuses, awards under the Company's Restricted Stock Plan, benefits under employee benefit plans, automobile allowances or any fees paid to you as remuneration for serving as a Director of the Company.

                    4.3.3 The Company shall continue coverage for you and your dependents under any health or welfare benefit plan under which you and your dependents were participating prior to THE CHANGE IN CONTROL FOR A PERIOD ENDING ON THE EARLIER to occur of (i) the date you become covered by a new employer's health and welfare benefit plan, (ii) the date you become covered by Medicare, or (iii) the date which is thirty-six (36) months from the date of Termination. The coverage for your dependents shall end earlier than (i), (ii) or (iii) if required by the health or welfare benefit plan due to age eligibility.

                    4.3.4 The Company shall pay to you any deferred compensation, including, but not limited to deferred bonuses, allocated or credited to you or your account as of the Date of Termination.

                    4.3.5 Outstanding stock options or Restricted Stock grants, if any, granted to you under the Company's Stock Plans which are not vested on Termination shall immediately vest.

                    4.3.6 Where you shall prevail in any such action, the Company shall also pay to you all legal and accounting fees and expenses incurred by you as a result of the termination (including all such fees and expenses incurred by you as a result of the termination (including all such fees and expenses, if any, incurred in contesting or disputing any termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Code
                              Section 4999 to any payment or benefit provided under this Agreement) or any other agreement with the Company.

                    4.3.7 The amount of Severance Payments and any Gross-up due to you under this or any other relevant agreement with the Company shall be determined by a third party agreed to by you and the Company. If you cannot agree on a third party, then both third parties shall determine the amounts due under this Agreement. If the third parties do not agree on the amount to be paid to you, then either party may submit the calculation of the amounts which are in dispute to Arbitration in accordance with this Agreement. The payments provided for in Paragraphs 4.3.2, 4.3.4 AND 4.3.5 ABOVE, SHALL BE MADE NO LATER THAN THE THIRTIETH (30TH) day following the Date of Termination. However, if the amounts of the payments cannot be finally determined on or before that day, the Company shall pay to you on that day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of those payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but in no event later than the 30th day after the Date of Termination. In the event that the amount of the estimate payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Company to you payable on the 30th day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the
                              Code).

          4.4 You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise except as specifically provided in this
Section 4.

          4.5 In addition to all other amounts payable to you under this Section 4, you shall be entitled to receive all qualified benefits payable to you under the Company's 401(k) Plan, Defined Benefit Plan and any other plan or agreement relating to retirement benefits.

     5. SUCCESSORS; BINDING AGREEMENT.

          5.1  The  Company  will  require  any  successor  (whether  direct  or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would have been entitled to under this Agreement if you had terminated your employment for Good Reason following a Change In Control of the Company, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

          5.2 This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, heirs, distributees, and legatees. If you should die while any amount would still be payable to you if you had continued to live, all such amounts, unless otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to your legatee or other designee or, if there is no such designee, to your estate.

     6. NOTICE. For the purpose of this Agreement, all notices and other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance this Agreement, except that notice of a change of address shall be effective only on receipt.

     7. MISCELLANEOUS.

          7.1 No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board.

          7.2 No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          7.3 No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement.

          7.4 Nothing in this Agreement is intended to reduce any benefits payable to you under any other agreement you may have with the Company or in any Company plan in which you may participate.

          7.5 The validity, interpretation, construction, and performance of this Agreement shall be governed by the law of New Jersey without reference to its conflict of laws principals.

          7.6 All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for shall be paid net of any applicable withholding or deduction required under federal, state or local law.

          7.7 The obligations of the Company under Section 4 shall survive the expiration of the term of this Agreement.

     8. VALIDITY. The validity or enforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement, which shall remain in full force and effect.

     9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     10. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in New Jersey in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. However, you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection this Agreement.

     11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior written or oral agreements or understandings with respect to the subject matter.

     In witness whereof, the parties have executed this agreement as of the day and year first above written.

                                         MIDDLESEX WATER COMPANY

                                         By: /s/ J. Richard Tompkins
                                             -----------------------------------
                                             J. Richard Tompkins
                                             Chairman of the Board and President

ATTEST:

/s/ Marion F. Reynolds
----------------------
Marion F. Reynolds
Vice President
Secretary and Treasurer

                                                     /s/ Walter J. Brady
                                                     ---------------------------
                                                            Walter J. Brady

Exhibit 10.15(c)

                     CHANGE IN CONTROL TERMINATION AGREEMENT

     This Change in Control Termination Agreement (the "Agreement") is entered into on April 7, 1999, between Middlesex Water Company, a New Jersey corporation, with its principal place of business located at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452, (the "Company"), and A. Bruce O'Connor, residing at 32 Buckingham Way, Freehold, New Jersey 07728.

     RECITALS

     A. The Company considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held Companies, the possibility of a Change In Control may exist. This possibility, and the uncertainty and questions that it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

     B. The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change In Control of the Company.

     C. To induce you to remain in the employ of the Company, and in consideration of your agreement set forth below, the Company agrees that you shall receive the severance benefits set forth in this Agreement in the event your employment with the Company is terminated or "constructively terminated" as defined herein in connection with a "Change In Control of the Company" (as defined in Section 2 below) under the circumstances described below. This Agreement is meant to supersede any other specific written agreements that may have been entered into between yourself and the Company concerning termination of employment.

     Therefore, in consideration of your continued employment and the parties' agreement to be bound by the terms contained in this Agreement, the parties agree as follows:

     1. TERM OF AGREEMENT. This Agreement shall commence as of April 8, 1999 and shall continue in effect through December 31, 2001. However, commencing on December 31, 2001, and each December 31 afterwards, the term of this Agreement shall automatically be extended for 1 additional year unless, no later than the preceding November 1, the Company shall have given notice that it does not wish to extend this Agreement. Notwithstanding the foregoing, if a Change In Control of the Company shall be proposed to occur or have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of three years beyond the month in which the Change In Control occurs. Notwithstanding the foregoing, and provided no Change of Control shall have occurred, this Agreement shall automatically terminate on the earlier to occur of (i) your termination of employment with the Company, or (ii) the Company's furnishing you with notice of termination, irrespective of the effective date of the termination.


     2. CHANGE IN CONTROL. No benefits shall be payable under this Agreement unless there shall have been a Change In Control of the Company, as set forth below. For purposes of this Agreement, a "Change In Control" of the Company shall be deemed to occur if any party or group acquires beneficial ownership of 20 percent or more of the voting shares of the Company; or if shareholder approval is required for a transaction involving the acquisition of the Company through the purchase or exchange of the stock or assets of the Company by merger or otherwise; or if one-third or more of the Board elected in a 12-month period or less are so elected without the approval of a majority of the Board as constituted at the beginning of such period; or a liquidation or dissolution of Company.

     3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 above constituting a Change In Control of the Company shall have occurred, you shall be entitled to the benefits provided in subsection 4.3 below on the subsequent termination or "Constructive Termination" of your employment during the term of this Agreement, unless the termination is (A) because of your death, Disability or Retirement, (B) by the Company for Cause, or (C) by you other than for Good Reason.

          3.1 DISABILITY; RETIREMENT. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Company for 6 consecutive months, and within 30 days after written notice of termination is given you shall not have returned to the full-time performance of your duties, your employment may be terminated for "Disability." Termination by the Company or you of your employment based on "Retirement" shall mean termination in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with your consent with respect to you.

          3.2 CAUSE. Termination by the Company of your employment for "Cause" shall mean termination on:

                    3.2.1 the willful and continued failure by you to substantially perform your duties with the Company as such employment was performed by you prior to the Change of Control (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance by you of a Notice of Termination for Good Reason as defined in Subsections 3.4 and 3.3, respectively) after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties; or

                    3.2.2     the  willful  act  by  you  in  conduct   that  is
                              demonstrably and materially injurious to the Company, and which the Board deems to cause or will cause substantial economic damage to the Company or injury to the business reputation of the Company, monetarily or otherwise. For purposes of this Subsection, no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without a reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clauses 3.2.1 or 3.2.2 of the first sentence of this Subsection and specifying the particulars in detail.

          3.3 GOOD REASON. You shall be entitled to terminate your employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence in connection with a Change In Control of the Company of any of the following circumstances unless, in the case of paragraphs 3.3.1, 3.3.5, 3.3.6, 3.3.7, or 3.3.8, the circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination, as defined in Subsections 3.5 and 3.4, respectively, given in respect of them. If you have Good Reason for your termination you shall be considered to have been "Constructively Terminated" by the Company:

                    3.3.1 the assignment to you of any duties inconsistent with your status and position (i) prior to the Change In Control where such change is a direct result of any pending Change in Control; or (ii) as such status exists immediately prior to the Change In Control of the Company, or (iii) a substantial adverse alteration in the nature or status of your responsibilities from those in effect immediately prior to the Change In Control of the Company whichever is applicable;

                    3.3.2 a reduction by the Company in your annual base salary as in effect on this date or as the same may be increased from time to time irrespective of future Company policies including any across-the-board salary reductions similarly affecting all key employees of the Company;

                    3.3.3 your relocation, without your consent, to a location not within twenty five (25) miles of your present office or job location, except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations;

                    3.3.4 the failure by the Company, without your consent, to pay to you any part of your current compensation, or to pay to you any part of an installment of deferred compensation under any deferred compensation program of the Company, within fourteen (14) days of the date the compensation is due;

                    3.3.5 the failure by the Company to continue in effect any bonus to which you were entitled, or any compensation plan in which you participate (i) prior to the Change in Control where such change is a direct result of any pending Change In Control; or (ii) immediately prior to the Change In Control of the Company that is material to your total compensation, including but not limited to the Company's Restricted Stock Plan, 401(k) Plan, and Benefit Plans, or any substitute plans adopted prior to the Change In Control of the Company, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the failure by the Company to continue your participation in it (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change In Control;

                    3.3.6 the failure by the Company to continue to provide you with (i) benefits substantially similar to those enjoyed by you under any of the Company's life insurance, medical, health and accident, or disability plans in which you were participating at the time of the Change In Control of the
                              Company was in effect for the employees of the Company generally at the time of the Change In Control, (ii) the failure to continue to provide you with a Company automobile or allowance in lieu of it at the time of the Change In Control of the Company, (iii) the taking of any action by the Company that would directly or indirectly materially reduce any of such benefits or deprive you of any material fringe benefit enjoyed by you at the time of the Change In Control of the Company, or (iv) the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change In Control of the Company;

                    3.3.7 the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 of this Agreement; or

                    3.3.8 any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection 3.4 below (and, if applicable, the requirements of Subsection 3.2 above); for purposes of this Agreement, no such purported termination shall be effective.

                    Your rights to terminate your employment pursuant to this Subsection shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement. In the event you deliver Notice of Termination based on circumstances set forth in Paragraphs 3.3.1, 3.3.5, 3.3.6, 3.3.7, or 3.3.8 above, which are fully corrected prior to the Date of Termination set forth in your Notice of Termination, the Notice of Termination shall be deemed withdrawn and of no further force or effect.

          3.4 NOTICE OF TERMINATION. Any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party to this Agreement in accordance with Section 6 of this Agreement. For purposes of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied on, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

          3.5 DATE OF TERMINATION, ETC. "Date of Termination" shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such 30-day period), and (B) if your employment is terminated pursuant to Subsection 3.2 or 3.3 above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection 3.2 above shall not be less than 30 days, and in the case of a termination pursuant to Subsection 3.3 above shall not be less than 15 nor more than 60 days, respectively, from the date the Notice of Termination is given). However, if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this provision), the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal has expired and no appeal has been perfected). The Date of Termination shall be extended by a notice of dispute only if the notice is given in good faith and the party giving the notice pursues the resolution of the dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue you as a participant in all compensation, benefit, and insurance plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except to the extent otherwise provided in subsection 4.4.

     4. COMPENSATION ON TERMINATION OR DURING DISABILITY. Following a Change In Control of the Company, as defined by Section 2, on termination of your employment or during a period of disability you shall be entitled to the following benefits:

          4.1 During any period that you fail to perform your full-time duties with the Company as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all amounts payable to you under any compensation plan of the Company during the period, until this Agreement is terminated pursuant to section 3.1 above. Thereafter, or in the event your employment shall be terminated by the Company or by you for Retirement, or by reason of your death, your benefits shall be determined under the Company's retirement, insurance, and other compensation programs then in effect in accordance with the terms of those programs.

          4.2 If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, Disability, death, or Retirement, the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which you are entitled under any compensation plan of the Company at the time the payments are due. The Company shall have no obligations to you under this Agreement.

          4.3 If your employment by the Company shall be terminated (a) by the Company other than for Cause, Retirement or Disability, or (b) by you for Good Reason, then you shall be entitled to the benefits provided below:

                    4.3.1 The Company shall pay you your full salary through the Date of Termination at the rate in effect at the time notice of Termination is given, plus all other amounts and benefits to which you are entitled under any compensation plan of the Company, at the time the payments are due, except as otherwise provided below.

                    4.3.2 In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay to you, as severance pay the following: (i) a lump sum severance payment equal to three (3) times the average of your Compensation for the five (5) years prior to the occurrence of the circumstance giving rise to the notice of Termination, plus (ii) the amounts in the forms set forth in paragraphs 4.3.3, 4.3.4 and
                              4.3.5 (the "Severance Payments"). In addition to the Severance Payments, the Company shall pay to you an additional amount equal to the amount of the Excise Tax, if any, that is due or determined to be due under Section 4999 of the Internal Revenue Code of 1986, as amended, resulting from the Severance Payments or any other payments under this Agreement or any other agreement between you and the Company and an amount sufficient to pay the taxes on any such Excise Taxes (the "Gross-up"). For purposes of this Agreement, "Compensation" shall mean the aggregate remuneration paid by the Company to you during a calendar year, including bonuses, awards under the Company's Restricted Stock Plan, benefits under employee benefit plans, automobile allowances or any fees paid to you as remuneration for serving as a Director of the Company.

                    4.3.3 The Company shall continue coverage for you and your dependents under any health or welfare benefit plan under which you and your dependents were participating prior to THE CHANGE IN CONTROL FOR A PERIOD ENDING ON THE EARLIER to occur of (i) the date you become covered by a new employer's health and welfare benefit plan, (ii) the date you become covered by Medicare, or (iii) the date which is thirty-six (36) months from the date of Termination. The coverage for your dependents shall end earlier than (i), (ii) or (iii) if required by the health or welfare benefit plan due to age eligibility.

                    4.3.4 The Company shall pay to you any deferred compensation, including, but not limited to deferred bonuses, allocated or credited to you or your account as of the Date of Termination.

                    4.3.5 Outstanding stock options or Restricted Stock grants, if any, granted to you under the Company's Stock Plans which are not vested on Termination shall immediately vest.

                    4.3.6 Where you shall prevail in any such action, the Company shall also pay to you all legal and accounting fees and expenses incurred by you as a result of the termination (including all such fees and expenses incurred by you as a result of the termination (including all such fees and expenses, if any, incurred in contesting or disputing any termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Code
                              Section 4999 to any payment or benefit provided under this Agreement) or any other agreement with the Company.

                    4.3.7 The amount of Severance Payments and any Gross-up due to you under this or any other relevant agreement with the Company shall be determined by a third party agreed to by you and the Company. If you cannot agree on a third party, then both third parties shall determine the amounts due under this Agreement. If the third parties do not agree on the amount to be paid to you, then either party may submit the calculation of the amounts which are in dispute to Arbitration in accordance with this Agreement. The payments provided for in Paragraphs 4.3.2, 4.3.4 AND 4.3.5 ABOVE, SHALL BE MADE NO LATER THAN THE THIRTIETH (30TH) day following the Date of Termination. However, if the amounts of the payments cannot be finally determined on or before that day, the Company shall pay to you on that day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of those payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but in no event later than the 30th day after the Date of Termination. In the event that the amount of the estimate payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Company to you payable on the 30th day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the
                              Code).

          4.4 You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise except as specifically provided in this
Section 4.

          4.5 In addition to all other amounts payable to you under this Section 4, you shall be entitled to receive all qualified benefits payable to you under the Company's 401(k) Plan, Defined Benefit Plan and any other plan or agreement relating to retirement benefits.

     5. SUCCESSORS; BINDING AGREEMENT.

          5.1  The  Company  will  require  any  successor  (whether  direct  or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would have been entitled to under this Agreement if you had terminated your employment for Good Reason following a Change In Control of the Company, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

          5.2 This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, heirs, distributees, and legatees. If you should die while any amount would still be payable to you if you had continued to live, all such amounts, unless otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to your legatee or other designee or, if there is no such designee, to your estate.

     6. NOTICE. For the purpose of this Agreement, all notices and other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance this Agreement, except that notice of a change of address shall be effective only on receipt.

     7. MISCELLANEOUS.

          7.1 No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board.

          7.2 No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          7.3 No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement.

          7.4 Nothing in this Agreement is intended to reduce any benefits payable to you under any other agreement you may have with the Company or in any Company plan in which you may participate.

          7.5 The validity, interpretation, construction, and performance of this Agreement shall be governed by the law of New Jersey without reference to its conflict of laws principals.

          7.6 All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for shall be paid net of any applicable withholding or deduction required under federal, state or local law.

          7.7 The obligations of the Company under Section 4 shall survive the expiration of the term of this Agreement.

     8. VALIDITY. The validity or enforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement, which shall remain in full force and effect.

     9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     10. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in New Jersey in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. However, you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection this Agreement.

     11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior written or oral agreements or understandings with respect to the subject matter.

     In witness whereof, the parties have executed this agreement as of the day and year first above written.

                                         MIDDLESEX WATER COMPANY


                                         By: /s/ J. Richard Tompkins
                                             -----------------------------------
                                             Chairman of the Board and President


ATTEST:


/s/ Marion F. Reynolds
----------------------
Marion F. Reynolds
Vice President
Secretary and Treasurer

                                                     /s/ A. Bruce O'Connor
                                                     ---------------------------
                                                             A. Bruce O'Connor

EXHIBIT 10.15(d)
                     CHANGE IN CONTROL TERMINATION AGREEMENT

     This Change in Control Termination Agreement (the "Agreement") is entered into on April 7 1999, between Middlesex Water Company, a New Jersey corporation, with its principal place of business located at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452, (the "Company"), and A. Marion F. Reynolds, residing at 10 Quicksilver Court, Lakewood, New Jersey 08701.

     RECITALS

     A. The Company considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held Companies, the possibility of a Change In Control may exist. This possibility, and the uncertainty and questions that it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

     B. The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change In Control of the Company.

     C. To induce you to remain in the employ of the Company, and in consideration of your agreement set forth below, the Company agrees that you shall receive the severance benefits set forth in this Agreement in the event your employment with the Company is terminated or "constructively terminated" as defined herein in connection with a "Change In Control of the Company" (as defined in Section 2 below) under the circumstances described below. This Agreement is meant to supersede any other specific written agreements that may have been entered into between yourself and the Company concerning termination of employment.

     Therefore, in consideration of your continued employment and the parties' agreement to be bound by the terms contained in this Agreement, the parties agree as follows:

     1. TERM OF AGREEMENT. This Agreement shall commence as of April 8, 1999 and shall continue in effect through December 31, 2001. However, commencing on December 31, 2001, and each December 31 afterwards, the term of this Agreement shall automatically be extended for 1 additional year unless, no later than the preceding November 1, the Company shall have given notice that it does not wish to extend this Agreement. Notwithstanding the foregoing, if a Change In Control of the Company shall be proposed to occur or have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of three years beyond the month in which the Change In Control occurs. Notwithstanding the foregoing, and provided no Change of Control shall have occurred, this Agreement shall automatically terminate on the earlier to occur of (i) your termination of employment with the Company, or (ii) the Company's furnishing you with notice of termination, irrespective of the effective date of the termination.

     2. CHANGE IN CONTROL. No benefits shall be payable under this Agreement unless there shall have been a Change In Control of the Company, as set forth below. For purposes of this Agreement, a "Change In Control" of the Company shall be deemed to occur if any party or group acquires beneficial ownership of 20 percent or more of the voting shares of the Company; or if shareholder approval is required for a transaction involving the acquisition of the Company through the purchase or exchange of the stock or assets of the Company by merger or otherwise; or if one-third or more of the Board elected in a 12-month period or less are so elected without the approval of a majority of the Board as constituted at the beginning of such period; or a liquidation or dissolution of Company.

     3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 above constituting a Change In Control of the Company shall have occurred, you shall be entitled to the benefits provided in subsection 4.3 below on the subsequent termination or "Constructive Termination" of your employment during the term of this Agreement, unless the termination is (A) because of your death, Disability or Retirement, (B) by the Company for Cause, or (C) by you other than for Good Reason.

          3.1 DISABILITY; RETIREMENT. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Company for 6 consecutive months, and within 30 days after written notice of termination is given you shall not have returned to the full-time performance of your duties, your employment may be terminated for "Disability." Termination by the Company or you of your employment based on "Retirement" shall mean termination in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with your consent with respect to you.

          3.2 CAUSE. Termination by the Company of your employment for "Cause" shall mean termination on:

                    3.2.1 the willful and continued failure by you to substantially perform your duties with the Company as such employment was performed by you prior to the Change of Control (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance by you of a Notice of Termination for Good Reason as defined in Subsections 3.4 and 3.3, respectively) after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties; or

                    3.2.2     the  willful  act  by  you  in  conduct   that  is
                              demonstrably and materially injurious to the Company, and which the Board deems to cause or will cause substantial economic damage to the Company or injury to the business reputation of the Company, monetarily or otherwise. For purposes of this Subsection, no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without a reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clauses 3.2.1 or 3.2.2 of the first sentence of this Subsection and specifying the particulars in detail.

          3.3 GOOD REASON. You shall be entitled to terminate your employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence in connection with a Change In Control of the Company of any of the following circumstances unless, in the case of paragraphs 3.3.1, 3.3.5, 3.3.6, 3.3.7, or 3.3.8, the circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination, as defined in Subsections 3.5 and 3.4, respectively, given in respect of them. If you have Good Reason for your termination you shall be considered to have been "Constructively Terminated" by the Company:

                    3.3.1 the assignment to you of any duties inconsistent with your status and position (i) prior to the Change In Control where such change is a direct result of any pending Change in Control; or (ii) as such status exists immediately prior to the Change In Control of the Company, or (iii) a substantial adverse alteration in the nature or status of your responsibilities from those in effect immediately prior to the Change In Control of the Company whichever is applicable;

                    3.3.2 a reduction by the Company in your annual base salary as in effect on this date or as the same may be increased from time to time irrespective of future Company policies including any across-the-board salary reductions similarly affecting all key employees of the Company;

                    3.3.3 your relocation, without your consent, to a location not within twenty five (25) miles of your present office or job location, except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations;

                    3.3.4 the failure by the Company, without your consent, to pay to you any part of your current compensation, or to pay to you any part of an installment of deferred compensation under any deferred compensation program of the Company, within fourteen (14) days of the date the compensation is due;

                    3.3.5 the failure by the Company to continue in effect any bonus to which you were entitled, or any compensation plan in which you participate (i) prior to the Change in Control where such change is a direct result of any pending Change In Control; or (ii) immediately prior to the Change In Control of the Company that is material to your total compensation, including but not limited to the Company's Restricted Stock Plan, 401(k) Plan, and Benefit Plans, or any substitute plans adopted prior to the Change In Control of the Company, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the failure by the Company to continue your participation in it (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change In Control;

                    3.3.6 the failure by the Company to continue to provide you with (i) benefits substantially similar to those enjoyed by you under any of the Company's life insurance, medical, health and accident, or disability plans in which you were participating at the time of the Change In Control of the
                              Company was in effect for the employees of the Company generally at the time of the Change In Control, (ii) the failure to continue to provide you with a Company automobile or allowance in lieu of it at the time of the Change In Control of the Company, (iii) the taking of any action by the Company that would directly or indirectly materially reduce any of such benefits or deprive you of any material fringe benefit enjoyed by you at the time of the Change In Control of the Company, or (iv) the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change In Control of the Company;

                    3.3.7 the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 of this Agreement; or

                    3.3.8 any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection 3.4 below (and, if applicable, the requirements of Subsection 3.2 above); for purposes of this Agreement, no such purported termination shall be effective.

                    Your rights to terminate your employment pursuant to this Subsection shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement. In the event you deliver Notice of Termination based on circumstances set forth in Paragraphs 3.3.1, 3.3.5, 3.3.6, 3.3.7, or 3.3.8 above, which are fully corrected prior to the Date of Termination set forth in your Notice of Termination, the Notice of Termination shall be deemed withdrawn and of no further force or effect.

          3.4 NOTICE OF TERMINATION. Any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party to this Agreement in accordance with Section 6 of this Agreement. For purposes of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied on, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

          3.5 DATE OF TERMINATION, ETC. "Date of Termination" shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such 30-day period), and (B) if your employment is terminated pursuant to Subsection 3.2 or 3.3 above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection 3.2 above shall not be less than 30 days, and in the case of a termination pursuant to Subsection 3.3 above shall not be less than 15 nor more than 60 days, respectively, from the date the Notice of Termination is given). However, if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this provision), the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal has expired and no appeal has been perfected). The Date of Termination shall be extended by a notice of dispute only if the notice is given in good faith and the party giving the notice pursues the resolution of the dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue you as a participant in all compensation, benefit, and insurance plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except to the extent otherwise provided in subsection 4.4.

     4. COMPENSATION ON TERMINATION OR DURING DISABILITY. Following a Change In Control of the Company, as defined by Section 2, on termination of your employment or during a period of disability you shall be entitled to the following benefits:

          4.1 During any period that you fail to perform your full-time duties with the Company as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all amounts payable to you under any compensation plan of the Company during the period, until this Agreement is terminated pursuant to section 3.1 above. Thereafter, or in the event your employment shall be terminated by the Company or by you for Retirement, or by reason of your death, your benefits shall be determined under the Company's retirement, insurance, and other compensation programs then in effect in accordance with the terms of those programs.

          4.2 If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, Disability, death, or Retirement, the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which you are entitled under any compensation plan of the Company at the time the payments are due. The Company shall have no obligations to you under this Agreement.

          4.3 If your employment by the Company shall be terminated (a) by the Company other than for Cause, Retirement or Disability, or (b) by you for Good Reason, then you shall be entitled to the benefits provided below:

                    4.3.1 The Company shall pay you your full salary through the Date of Termination at the rate in effect at the time notice of Termination is given, plus all other amounts and benefits to which you are entitled under any compensation plan of the Company, at the time the payments are due, except as otherwise provided below.

                    4.3.2 In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay to you, as severance pay the following: (i) a lump sum severance payment equal to three (3) times the average of your Compensation for the five (5) years prior to the occurrence of the circumstance giving rise to the notice of Termination, plus (ii) the amounts in the forms set forth in paragraphs 4.3.3, 4.3.4 and
                              4.3.5 (the "Severance Payments"). In addition to the Severance Payments, the Company shall pay to you an additional amount equal to the amount of the Excise Tax, if any, that is due or determined to be due under Section 4999 of the Internal Revenue Code of 1986, as amended, resulting from the Severance Payments or any other payments under this Agreement or any other agreement between you and the Company and an amount sufficient to pay the taxes on any such Excise Taxes (the "Gross-up"). For purposes of this Agreement, "Compensation" shall mean the aggregate remuneration paid by the Company to you during a calendar year, including bonuses, awards under the Company's Restricted Stock Plan, benefits under employee benefit plans, automobile allowances or any fees paid to you as remuneration for serving as a Director of the Company.

                    4.3.3 The Company shall continue coverage for you and your dependents under any health or welfare benefit plan under which you and your dependents were participating prior to THE CHANGE IN CONTROL FOR A PERIOD ENDING ON THE EARLIER to occur of (i) the date you become covered by a new employer's health and welfare benefit plan, (ii) the date you become covered by Medicare, or (iii) the date which is thirty-six (36) months from the date of Termination. The coverage for your dependents shall end earlier than (i), (ii) or (iii) if required by the health or welfare benefit plan due to age eligibility.

                    4.3.4 The Company shall pay to you any deferred compensation, including, but not limited to deferred bonuses, allocated or credited to you or your account as of the Date of Termination.

                    4.3.5 Outstanding stock options or Restricted Stock grants, if any, granted to you under the Company's Stock Plans which are not vested on Termination shall immediately vest.

                    4.3.6 Where you shall prevail in any such action, the Company shall also pay to you all legal and accounting fees and expenses incurred by you as a result of the termination (including all such fees and expenses incurred by you as a result of the termination (including all such fees and expenses, if any, incurred in contesting or disputing any termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Code
                              Section 4999 to any payment or benefit provided under this Agreement) or any other agreement with the Company.

                    4.3.7 The amount of Severance Payments and any Gross-up due to you under this or any other relevant agreement with the Company shall be determined by a third party agreed to by you and the Company. If you cannot agree on a third party, then both third parties shall determine the amounts due under this Agreement. If the third parties do not agree on the amount to be paid to you, then either party may submit the calculation of the amounts which are in dispute to Arbitration in accordance with this Agreement. The payments provided for in Paragraphs 4.3.2, 4.3.4 AND 4.3.5 ABOVE, SHALL BE MADE NO LATER THAN THE THIRTIETH (30TH) day following the Date of Termination. However, if the amounts of the payments cannot be finally determined on or before that day, the Company shall pay to you on that day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of those payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but in no event later than the 30th day after the Date of Termination. In the event that the amount of the estimate payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Company to you payable on the 30th day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the
                              Code).

          4.4 You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise except as specifically provided in this
Section 4.

          4.5 In addition to all other amounts payable to you under this Section 4, you shall be entitled to receive all qualified benefits payable to you under the Company's 401(k) Plan, Defined Benefit Plan and any other plan or agreement relating to retirement benefits.

     5. SUCCESSORS; BINDING AGREEMENT.

          5.1  The  Company  will  require  any  successor  (whether  direct  or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would have been entitled to under this Agreement if you had terminated your employment for Good Reason following a Change In Control of the Company, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

          5.2 This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, heirs, distributees, and legatees. If you should die while any amount would still be payable to you if you had continued to live, all such amounts, unless otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to your legatee or other designee or, if there is no such designee, to your estate.

     6. NOTICE. For the purpose of this Agreement, all notices and other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance this Agreement, except that notice of a change of address shall be effective only on receipt.

     7. MISCELLANEOUS.

          7.1 No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board.

          7.2 No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          7.3 No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement.

          7.4 Nothing in this Agreement is intended to reduce any benefits payable to you under any other agreement you may have with the Company or in any Company plan in which you may participate.

          7.5 The validity, interpretation, construction, and performance of this Agreement shall be governed by the law of New Jersey without reference to its conflict of laws principals.

          7.6 All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for shall be paid net of any applicable withholding or deduction required under federal, state or local law.

          7.7 The obligations of the Company under Section 4 shall survive the expiration of the term of this Agreement.

     8. VALIDITY. The validity or enforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement, which shall remain in full force and effect.

     9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     10. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in New Jersey in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. However, you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection this Agreement.

     11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior written or oral agreements or understandings with respect to the subject matter.

     In witness whereof, the parties have executed this agreement as of the day and year first above written.

                                     MIDDLESEX WATER COMPANY

                                     By:/s/ J. Richard Tompkins
                                        -----------------------------------
                                             J. Richard Tompkins
                                             Chairman of the Board and President

ATTEST:

/s/ Dennis G. Sullivan
----------------------
Dennis G. Sullivan
Vice President and General Counsel

                                     /s/ Marion F. Reynolds
                                     ------------------------------
                                           Marion F. Reynolds

Exhibit 10.15(e)

                     CHANGE IN CONTROL TERMINATION AGREEMENT

     This Change in Control Termination Agreement (the "Agreement") is entered into on April 7 1999, between Middlesex Water Company, a New Jersey corporation, with its principal place of business located at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452, (the "Company"), and Richard A. Russo, residing at 7 Anne Marie Lane, Titusville, New Jersey 08560.

     RECITALS

     A. The Company considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held Companies, the possibility of a Change In Control may exist. This possibility, and the uncertainty and questions that it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

     B. The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change In Control of the Company.

     C. To induce you to remain in the employ of the Company, and in consideration of your agreement set forth below, the Company agrees that you shall receive the severance benefits set forth in this Agreement in the event your employment with the Company is terminated or "constructively terminated" as defined herein in connection with a "Change In Control of the Company" (as defined in Section 2 below) under the circumstances described below. This Agreement is meant to supersede any other specific written agreements that may have been entered into between yourself and the Company concerning termination of employment.

          Therefore, in consideration of your continued employment and the parties' agreement to be bound by the terms contained in this Agreement, the parties agree as follows:

     1. TERM OF AGREEMENT. This Agreement shall commence as of April 8, 1999 and shall continue in effect through December 31, 2001. However, commencing on December 31, 2001, and each December 31 afterwards, the term of this Agreement shall automatically be extended for 1 additional year unless, no later than the preceding November 1, the Company shall have given notice that it does not wish to extend this Agreement. Notwithstanding the foregoing, if a Change In Control of the Company shall be proposed to occur or have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of three years beyond the month in which the Change In Control occurs. Notwithstanding the foregoing, and provided no Change of Control shall have occurred, this Agreement shall automatically terminate on the earlier to occur of (i) your termination of employment with the Company, or (ii) the Company's furnishing you with notice of termination, irrespective of the effective date of the termination.

     2. CHANGE IN CONTROL. No benefits shall be payable under this Agreement unless there shall have been a Change In Control of the Company, as set forth below. For purposes of this Agreement, a "Change In Control" of the Company shall be deemed to occur if any party or group acquires beneficial ownership of 20 percent or more of the voting shares of the Company; or if shareholder approval is required for a transaction involving the acquisition of the Company through the purchase or exchange of the stock or assets of the Company by merger or otherwise; or if one-third or more of the Board elected in a 12-month period or less are so elected without the approval of a majority of the Board as constituted at the beginning of such period; or a liquidation or dissolution of Company.

     3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 above constituting a Change In Control of the Company shall have occurred, you shall be entitled to the benefits provided in subsection 4.3 below on the subsequent termination or "Constructive Termination" of your employment during the term of this Agreement, unless the termination is (A) because of your death, Disability or Retirement, (B) by the Company for Cause, or (C) by you other than for Good Reason.

          3.1 DISABILITY; RETIREMENT. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Company for 6 consecutive months, and within 30 days after written notice of termination is given you shall not have returned to the full-time performance of your duties, your employment may be terminated for "Disability." Termination by the Company or you of your employment based on "Retirement" shall mean termination in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with your consent with respect to you.

          3.2 CAUSE. Termination by the Company of your employment for "Cause" shall mean termination on:

                    3.2.1 the willful and continued failure by you to substantially perform your duties with the Company as such employment was performed by you prior to the Change of Control (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance by you of a Notice of Termination for Good Reason as defined in Subsections 3.4 and 3.3, respectively) after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties; or

                    3.2.2     the  willful  act  by  you  in  conduct   that  is
                              demonstrably and materially injurious to the Company, and which the Board deems to cause or will cause substantial economic damage to the Company or injury to the business reputation of the Company, monetarily or otherwise. For purposes of this Subsection, no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without a reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clauses 3.2.1 or 3.2.2 of the first sentence of this Subsection and specifying the particulars in detail.

          3.3 GOOD REASON. You shall be entitled to terminate your employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence in connection with a Change In Control of the Company of any of the following circumstances unless, in the case of paragraphs 3.3.1, 3.3.5, 3.3.6, 3.3.7, or 3.3.8, the circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination, as defined in Subsections 3.5 and 3.4, respectively, given in respect of them. If you have Good Reason for your termination you shall be considered to have been "Constructively Terminated" by the Company:

                    3.3.1 the assignment to you of any duties inconsistent with your status and position (i) prior to the Change In Control where such change is a direct result of any pending Change in Control; or (ii) as such status exists immediately prior to the Change In Control of the Company, or (iii) a substantial adverse alteration in the nature or status of your responsibilities from those in effect immediately prior to the Change In Control of the Company whichever is applicable;

                    3.3.2 a reduction by the Company in your annual base salary as in effect on this date or as the same may be increased from time to time irrespective of future Company policies including any across-the-board salary reductions similarly affecting all key employees of the Company;

                    3.3.3 your relocation, without your consent, to a location not within twenty five (25) miles of your present office or job location, except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations;

                    3.3.4 the failure by the Company, without your consent, to pay to you any part of your current compensation, or to pay to you any part of an installment of deferred compensation under any deferred compensation program of the Company, within fourteen (14) days of the date the compensation is due;

                    3.3.5 the failure by the Company to continue in effect any bonus to which you were entitled, or any compensation plan in which you participate (i) prior to the Change in Control where such change is a direct result of any pending Change In Control; or (ii) immediately prior to the Change In Control of the Company that is material to your total compensation, including but not limited to the Company's Restricted Stock Plan, 401(k) Plan, and Benefit Plans, or any substitute plans adopted prior to the Change In Control of the Company, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the failure by the Company to continue your participation in it (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change In Control;

                    3.3.6 the failure by the Company to continue to provide you with (i) benefits substantially similar to those enjoyed by you under any of the Company's life insurance, medical, health and accident, or disability plans in which you were participating at the time of the Change In Control of the
                              Company was in effect for the employees of the Company generally at the time of the Change In Control, (ii) the failure to continue to provide you with a Company automobile or allowance in lieu of it at the time of the Change In Control of the Company, (iii) the taking of any action by the Company that would directly or indirectly materially reduce any of such benefits or deprive you of any material fringe benefit enjoyed by you at the time of the Change In Control of the Company, or (iv) the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change In Control of the Company;

                    3.3.7 the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 of this Agreement; or

                    3.3.8 any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection 3.4 below (and, if applicable, the requirements of Subsection 3.2 above); for purposes of this Agreement, no such purported termination shall be effective.

                    Your rights to terminate your employment pursuant to this Subsection shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement. In the event you deliver Notice of Termination based on circumstances set forth in Paragraphs 3.3.1, 3.3.5, 3.3.6, 3.3.7, or 3.3.8 above, which are fully corrected prior to the Date of Termination set forth in your Notice of Termination, the Notice of Termination shall be deemed withdrawn and of no further force or effect.

          3.4 NOTICE OF TERMINATION. Any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party to this Agreement in accordance with Section 6 of this Agreement. For purposes of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied on, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

          3.5 DATE OF TERMINATION, ETC. "Date of Termination" shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such 30-day period), and (B) if your employment is terminated pursuant to Subsection 3.2 or 3.3 above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection 3.2 above shall not be less than 30 days, and in the case of a termination pursuant to Subsection 3.3 above shall not be less than 15 nor more than 60 days, respectively, from the date the Notice of Termination is given). However, if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this provision), the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal has expired and no appeal has been perfected). The Date of Termination shall be extended by a notice of dispute only if the notice is given in good faith and the party giving the notice pursues the resolution of the dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue you as a participant in all compensation, benefit, and insurance plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except to the extent otherwise provided in subsection 4.4.

     4. COMPENSATION ON TERMINATION OR DURING DISABILITY. Following a Change In Control of the Company, as defined by Section 2, on termination of your employment or during a period of disability you shall be entitled to the following benefits:

          4.1 During any period that you fail to perform your full-time duties with the Company as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all amounts payable to you under any compensation plan of the Company during the period, until this Agreement is terminated pursuant to section 3.1 above. Thereafter, or in the event your employment shall be terminated by the Company or by you for Retirement, or by reason of your death, your benefits shall be determined under the Company's retirement, insurance, and other compensation programs then in effect in accordance with the terms of those programs.

          4.2 If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, Disability, death, or Retirement, the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which you are entitled under any compensation plan of the Company at the time the payments are due. The Company shall have no obligations to you under this Agreement.

          4.3 If your employment by the Company shall be terminated (a) by the Company other than for Cause, Retirement or Disability, or (b) by you for Good ReaIson, then you shall be entitled to the benefits provided below:

                    4.3.1 The Company shall pay you your full salary through the Date of Termination at the rate in effect at the time notice of Termination is given, plus all other amounts and benefits to which you are entitled under any compensation plan of the Company, at the time the payments are due, except as otherwise provided below.

                    4.3.2 In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay to you, as severance pay the following: (i) a lump sum severance payment equal to three (3) times the average of your Compensation for the five (5) years prior to the occurrence of the circumstance giving rise to the notice of Termination, plus (ii) the amounts in the forms set forth in paragraphs 4.3.3, 4.3.4 and
                              4.3.5 (the "Severance Payments"). In addition to the Severance Payments, the Company shall pay to you an additional amount equal to the amount of the Excise Tax, if any, that is due or determined to be due under Section 4999 of the Internal Revenue Code of 1986, as amended, resulting from the Severance Payments or any other payments under this Agreement or any other agreement between you and the Company and an amount sufficient to pay the taxes on any such Excise Taxes (the "Gross-up"). For purposes of this Agreement, "Compensation" shall mean the aggregate remuneration paid by the Company to you during a calendar year, including bonuses, awards under the Company's Restricted Stock Plan, benefits under employee benefit plans, automobile allowances or any fees paid to you as remuneration for serving as a Director of the Company.

                    4.3.3 The Company shall continue coverage for you and your dependents under any health or welfare benefit plan under which you and your dependents were participating prior to THE CHANGE IN CONTROL FOR A PERIOD ENDING ON THE EARLIER to occur of (i) the date you become covered by a new employer's health and welfare benefit plan, (ii) the date you become covered by Medicare, or (iii) the date which is thirty-six (36) months from the date of Termination. The coverage for your dependents shall end earlier than (i), (ii) or (iii) if required by the health or welfare benefit plan due to age eligibility.

                    4.3.4 The Company shall pay to you any deferred compensation, including, but not limited to deferred bonuses, allocated or credited to you or your account as of the Date of Termination.

                    4.3.5 Outstanding stock options or Restricted Stock grants, if any, granted to you under the Company's Stock Plans which are not vested on Termination shall immediately vest.

                    4.3.6 Where you shall prevail in any such action, the Company shall also pay to you all legal and accounting fees and expenses incurred by you as a result of the termination (including all such fees and expenses incurred by you as a result of the termination (including all such fees and expenses, if any, incurred in contesting or disputing any termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Code
                              Section 4999 to any payment or benefit provided under this Agreement) or any other agreement with the Company.

                    4.3.7 The amount of Severance Payments and any Gross-up due to you under this or any other relevant agreement with the Company shall be determined by a third party agreed to by you and the Company. If you cannot agree on a third party, then both third parties shall determine the amounts due under this Agreement. If the third parties do not agree on the amount to be paid to you, then either party may submit the calculation of the amounts which are in dispute to Arbitration in accordance with this Agreement. The payments provided for in Paragraphs 4.3.2, 4.3.4 AND 4.3.5 ABOVE, SHALL BE MADE NO LATER THAN THE THIRTIETH (30TH) day following the Date of Termination. However, if the amounts of the payments cannot be finally determined on or before that day, the Company shall pay to you on that day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of those payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but in no event later than the 30th day after the Date of Termination. In the event that the amount of the estimate payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Company to you payable on the 30th day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the
                              Code).

          4.4 You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise except as specifically provided in this
Section 4.

          4.5 In addition to all other amounts payable to you under this Section 4, you shall be entitled to receive all qualified benefits payable to you under the Company's 401(k) Plan, Defined Benefit Plan and any other plan or agreement relating to retirement benefits.

     5. SUCCESSORS; BINDING AGREEMENT.

          5.1  The  Company  will  require  any  successor  (whether  direct  or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would have been entitled to under this Agreement if you had terminated your employment for Good Reason following a Change In Control of the Company, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

          5.2 This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, heirs, distributees, and legatees. If you should die while any amount would still be payable to you if you had continued to live, all such amounts, unless otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to your legatee or other designee or, if there is no such designee, to your estate.

     6. NOTICE. For the purpose of this Agreement, all notices and other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance this Agreement, except that notice of a change of address shall be effective only on receipt.

     7. MISCELLANEOUS.

          7.1 No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board.

          7.2 No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          7.3 No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement.

          7.4 Nothing in this Agreement is intended to reduce any benefits payable to you under any other agreement you may have with the Company or in any Company plan in which you may participate.

          7.5 The validity, interpretation, construction, and performance of this Agreement shall be governed by the law of New Jersey without reference to its conflict of laws principals.

          7.6 All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for shall be paid net of any applicable withholding or deduction required under federal, state or local law.

          7.7 The obligations of the Company under Section 4 shall survive the expiration of the term of this Agreement.

     8. VALIDITY. The validity or enforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement, which shall remain in full force and effect.

     9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     10. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in New Jersey in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. However, you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection this Agreement.

     11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior written or oral agreements or understandings with respect to the subject matter.

     In witness whereof, the parties have executed this agreement as of the day and year first above written.

                                     MIDDLESEX WATER COMPANY

                                     By:/s/ J. Richard Tompkins
                                        ----------------------------------------
                                             J. Richard Tompkins
                                             Chairman of the Board and President
ATTEST:


/s/ Marion F. Reynolds
----------------------
Marion F. Reynolds
Vice President
Secretary and Treasurer

                                    /s/ Richard A. Russo
                                    ---------------------------------
                                            Richard A. Russo

Exhibit 10.15(f)


                     CHANGE IN CONTROL TERMINATION AGREEMENT

         This Change in Control Termination Agreement (the "Agreement") is entered into on April 7 1999, between Middlesex Water Company, a New Jersey corporation, with its principal place of business located at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452, (the "Company"), and Dennis G. Sullivan, residing at 2 Winchester Drive, Freehold, New Jersey 07728.

         RECITALS

         A. The Company considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held Companies, the possibility of a Change In Control may exist. This possibility, and the uncertainty and questions that it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

         B. The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change In Control of the Company.

         C. To induce you to remain in the employ of the Company, and in consideration of your agreement set forth below, the Company agrees that you shall receive the severance benefits set forth in this Agreement in the event your employment with the Company is terminated or "constructively terminated" as defined herein in connection with a "Change In Control of the Company" (as defined in Section 2 below) under the circumstances described below. This Agreement is meant to supersede any other specific written agreements that may have been entered into between yourself and the Company concerning termination of employment.

                  Therefore, in consideration of your continued employment and the parties' agreement to be bound by the terms contained in this Agreement, the parties agree as follows:

     1. TERM OF AGREEMENT. This Agreement shall commence as of April 8, 1999 and shall continue in effect through December 31, 2001. However, commencing on December 31, 2001, and each December 31 afterwards, the term of this Agreement shall automatically be extended for 1 additional year unless, no later than the preceding November 1, the Company shall have given notice that it does not wish to extend this Agreement. Notwithstanding the foregoing, if a Change In Control of the Company shall be proposed to occur or have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of three years beyond the month in which the Change In Control occurs. Notwithstanding the foregoing, and provided no Change of Control shall have occurred, this Agreement shall automatically terminate on the earlier to occur of (i) your termination of employment with the Company, or (ii) the Company's furnishing you with notice of termination, irrespective of the effective date of the termination.

     2. CHANGE IN CONTROL. No benefits shall be payable under this Agreement unless there shall have been a Change In Control of the Company, as set forth below. For purposes of this Agreement, a "Change In Control" of the Company shall be deemed to occur if any party or group acquires beneficial ownership of 20 percent or more of the voting shares of the Company; or if shareholder approval is required for a transaction involving the acquisition of the Company through the purchase or exchange of the stock or assets of the Company by merger or otherwise; or if one-third or more of the Board elected in a 12-month period or less are so elected without the approval of a majority of the Board as constituted at the beginning of such period; or a liquidation or dissolution of Company.

     3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 above constituting a Change In Control of the Company shall have occurred, you shall be entitled to the benefits provided in subsection 4.3 below on the subsequent termination or "Constructive Termination" of your employment during the term of this Agreement, unless the termination is (A) because of your death, Disability or Retirement, (B) by the Company for Cause, or (C) by you other than for Good Reason.

          3.1 DISABILITY; RETIREMENT. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Company for 6 consecutive months, and within 30 days after written notice of termination is given you shall not have returned to the full-time performance of your duties, your employment may be terminated for "Disability." Termination by the Company or you of your employment based on "Retirement" shall mean termination in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with your consent with respect to you.

          3.2 CAUSE. Termination by the Company of your employment for "Cause" shall mean termination on:

                    3.2.1 the willful and continued failure by you to substantially perform your duties with the Company as such employment was performed by you prior to the Change of Control (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance by you of a Notice of Termination for Good Reason as defined in Subsections 3.4 and 3.3, respectively) after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties; or

                    3.2.2     the  willful  act  by  you  in  conduct   that  is
                              demonstrably and materially injurious to the Company, and which the Board deems to cause or will cause substantial economic damage to the Company or injury to the business reputation of the Company, monetarily or otherwise. For purposes of this Subsection, no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without a reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clauses 3.2.1 or 3.2.2 of the first sentence of this Subsection and specifying the particulars in detail.

          3.3 GOOD REASON. You shall be entitled to terminate your employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence in connection with a Change In Control of the Company of any of the following circumstances unless, in the case of paragraphs 3.3.1, 3.3.5, 3.3.6, 3.3.7, or 3.3.8, the circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination, as defined in Subsections 3.5 and 3.4, respectively, given in respect of them. If you have Good Reason for your termination you shall be considered to have been "Constructively Terminated" by the Company:

                    3.3.1 the assignment to you of any duties inconsistent with your status and position (i) prior to the Change In Control where such change is a direct result of any pending Change in Control; or (ii) as such status exists immediately prior to the Change In Control of the Company, or (iii) a substantial adverse alteration in the nature or status of your responsibilities from those in effect immediately prior to the Change In Control of the Company whichever is applicable;

                    3.3.2 a reduction by the Company in your annual base salary as in effect on this date or as the same may be increased from time to time irrespective of future Company policies including any across-the-board salary reductions similarly affecting all key employees of the Company;

                    3.3.3 your relocation, without your consent, to a location not within twenty five (25) miles of your present office or job location, except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations;

                    3.3.4 the failure by the Company, without your consent, to pay to you any part of your current compensation, or to pay to you any part of an installment of deferred compensation under any deferred compensation program of the Company, within fourteen (14) days of the date the compensation is due;

                    3.3.5 the failure by the Company to continue in effect any bonus to which you were entitled, or any compensation plan in which you participate (i) prior to the Change in Control where such change is a direct result of any pending Change In Control; or (ii) immediately prior to the Change In Control of the Company that is material to your total compensation, including but not limited to the Company's Restricted Stock Plan, 401(k) Plan, and Benefit Plans, or any substitute plans adopted prior to the Change In Control of the Company, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the failure by the Company to continue your participation in it (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change In Control;

                    3.3.6 the failure by the Company to continue to provide you with (i) benefits substantially similar to those enjoyed by you under any of the Company's life insurance, medical, health and accident, or disability plans in which you were participating at the time of the Change In Control of the
                              Company was in effect for the employees of the Company generally at the time of the Change In Control, (ii) the failure to continue to provide you with a Company automobile or allowance in lieu of it at the time of the Change In Control of the Company, (iii) the taking of any action by the Company that would directly or indirectly materially reduce any of such benefits or deprive you of any material fringe benefit enjoyed by you at the time of the Change In Control of the Company, or (iv) the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change In Control of the Company;

                    3.3.7 the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 of this Agreement; or

                    3.3.8 any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection 3.4 below (and, if applicable, the requirements of Subsection 3.2 above); for purposes of this Agreement, no such purported termination shall be effective.

                    Your rights to terminate your employment pursuant to this Subsection shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement. In the event you deliver Notice of Termination based on circumstances set forth in Paragraphs 3.3.1, 3.3.5, 3.3.6, 3.3.7, or 3.3.8 above, which are fully corrected prior to the Date of Termination set forth in your Notice of Termination, the Notice of Termination shall be deemed withdrawn and of no further force or effect.

          3.4 NOTICE OF TERMINATION. Any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party to this Agreement in accordance with Section 6 of this Agreement. For purposes of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied on, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

          3.5 DATE OF TERMINATION, ETC. "Date of Termination" shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such 30-day period), and (B) if your employment is terminated pursuant to Subsection 3.2 or 3.3 above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection 3.2 above shall not be less than 30 days, and in the case of a termination pursuant to Subsection 3.3 above shall not be less than 15 nor more than 60 days, respectively, from the date the Notice of Termination is given). However, if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this provision), the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal has expired and no appeal has been perfected). The Date of Termination shall be extended by a notice of dispute only if the notice is given in good faith and the party giving the notice pursues the resolution of the dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue you as a participant in all compensation, benefit, and insurance plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except to the extent otherwise provided in subsection 4.4.

     4. COMPENSATION ON TERMINATION OR DURING DISABILITY. Following a Change In Control of the Company, as defined by Section 2, on termination of your employment or during a period of disability you shall be entitled to the following benefits:

          4.1 During any period that you fail to perform your full-time duties with the Company as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all amounts payable to you under any compensation plan of the Company during the period, until this Agreement is terminated pursuant to section 3.1 above. Thereafter, or in the event your employment shall be terminated by the Company or by you for Retirement, or by reason of your death, your benefits shall be determined under the Company's retirement, insurance, and other compensation programs then in effect in accordance with the terms of those programs.

          4.2 If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, Disability, death, or Retirement, the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which you are entitled under any compensation plan of the Company at the time the payments are due. The Company shall have no obligations to you under this Agreement.

          4.3 If your employment by the Company shall be terminated (a) by the Company other than for Cause, Retirement or Disability, or (b) by you for Good Reason, then you shall be entitled to the benefits provided below:

                    4.3.1 The Company shall pay you your full salary through the Date of Termination at the rate in effect at the time notice of Termination is given, plus all other amounts and benefits to which you are entitled under any compensation plan of the Company, at the time the payments are due, except as otherwise provided below.

                    4.3.2 In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay to you, as severance pay the following: (i) a lump sum severance payment equal to three (3) times the average of your Compensation for the five (5) years prior to the occurrence of the circumstance giving rise to the notice of Termination, plus (ii) the amounts in the forms set forth in paragraphs 4.3.3, 4.3.4 and
                              4.3.5 (the "Severance Payments"). In addition to the Severance Payments, the Company shall pay to you an additional amount equal to the amount of the Excise Tax, if any, that is due or determined to be due under Section 4999 of the Internal Revenue Code of 1986, as amended, resulting from the Severance Payments or any other payments under this Agreement or any other agreement between you and the Company and an amount sufficient to pay the taxes on any such Excise Taxes (the "Gross-up"). For purposes of this Agreement, "Compensation" shall mean the aggregate remuneration paid by the Company to you during a calendar year, including bonuses, awards under the Company's Restricted Stock Plan, benefits under employee benefit plans, automobile allowances or any fees paid to you as remuneration for serving as a Director of the Company.

                    4.3.3 The Company shall continue coverage for you and your dependents under any health or welfare benefit plan under which you and your dependents were participating prior to THE CHANGE IN CONTROL FOR A PERIOD ENDING ON THE EARLIER to occur of (i) the date you become covered by a new employer's health and welfare benefit plan, (ii) the date you become covered by Medicare, or (iii) the date which is thirty-six (36) months from the date of Termination. The coverage for your dependents shall end earlier than (i), (ii) or (iii) if required by the health or welfare benefit plan due to age eligibility.

                    4.3.4 The Company shall pay to you any deferred compensation, including, but not limited to deferred bonuses, allocated or credited to you or your account as of the Date of Termination.

                    4.3.5 Outstanding stock options or Restricted Stock grants, if any, granted to you under the Company's Stock Plans which are not vested on Termination shall immediately vest.

                    4.3.6 Where you shall prevail in any such action, the Company shall also pay to you all legal and accounting fees and expenses incurred by you as a result of the termination (including all such fees and expenses incurred by you as a result of the termination (including all such fees and expenses, if any, incurred in contesting or disputing any termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Code
                              Section 4999 to any payment or benefit provided under this Agreement) or any other agreement with the Company.

                    4.3.7 The amount of Severance Payments and any Gross-up due to you under this or any other relevant agreement with the Company shall be determined by a third party agreed to by you and the Company. If you cannot agree on a third party, then both third parties shall determine the amounts due under this Agreement. If the third parties do not agree on the amount to be paid to you, then either party may submit the calculation of the amounts which are in dispute to Arbitration in accordance with this Agreement. The payments provided for in Paragraphs 4.3.2, 4.3.4 AND 4.3.5 ABOVE, SHALL BE MADE NO LATER THAN THE THIRTIETH (30TH) day following the Date of Termination. However, if the amounts of the payments cannot be finally determined on or before that day, the Company shall pay to you on that day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of those payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but in no event later than the 30th day after the Date of Termination. In the event that the amount of the estimate payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Company to you payable on the 30th day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the
                              Code).

          4.4 You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise except as specifically provided in this
Section 4.

          4.5 In addition to all other amounts payable to you under this Section 4, you shall be entitled to receive all qualified benefits payable to you under the Company's 401(k) Plan, Defined Benefit Plan and any other plan or agreement relating to retirement benefits.

     5. SUCCESSORS; BINDING AGREEMENT.

          5.1  The  Company  will  require  any  successor  (whether  direct  or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would have been entitled to under this Agreement if you had terminated your employment for Good Reason following a Change In Control of the Company, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

          5.2 This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, heirs, distributees, and legatees. If you should die while any amount would still be payable to you if you had continued to live, all such amounts, unless otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to your legatee or other designee or, if there is no such designee, to your estate.

     6. NOTICE. For the purpose of this Agreement, all notices and other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance this Agreement, except that notice of a change of address shall be effective only on receipt.

     7. MISCELLANEOUS.

          7.1 No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board.

          7.2 No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          7.3 No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement.

          7.4 Nothing in this Agreement is intended to reduce any benefits payable to you under any other agreement you may have with the Company or in any Company plan in which you may participate.

          7.5 The validity, interpretation, construction, and performance of this Agreement shall be governed by the law of New Jersey without reference to its conflict of laws principals.

          7.6 All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for shall be paid net of any applicable withholding or deduction required under federal, state or local law.

          7.7 The obligations of the Company under Section 4 shall survive the expiration of the term of this Agreement.

     8. VALIDITY. The validity or enforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement, which shall remain in full force and effect.

     9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     10. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in New Jersey in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. However, you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection this Agreement.

     11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior written or oral agreements or understandings with respect to the subject matter.

     In witness whereof, the parties have executed this agreement as of the day and year first above written.

                                     MIDDLESEX WATER COMPANY


                                    By:/s/ J. Richard Tompkins
                                        -----------------------------------
                                             J. Richard Tompkins
                                             Chairman of the Board and President

ATTEST:

/s/ Marion F. Reynolds
----------------------
Marion F. Reynolds
Vice President
Secretary and Treasurer

                                     /s/ Dennis G. Sullivan
                                     ------------------------------
                                           Dennis G. Sullivan

Exhibit 10.15(g)

                     CHANGE IN CONTROL TERMINATION AGREEMENT

         This Change in Control Termination Agreement (the "Agreement") is entered into on April 7 1999, between Middlesex Water Company, a New Jersey corporation, with its principal place of business located at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452, (the "Company"), and Ronald F. Williams, residing at 11 Peacock Court, Trenton, New Jersey 08691.

     RECITALS

     A. The Company considers it essential to the best interests of its stockholders to foster the continuous employment of key management personnel. In this connection, the Board of Directors of the Company (the "Board") recognizes that, as is the case with many publicly held Companies, the possibility of a Change In Control may exist. This possibility, and the uncertainty and questions that it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.

     B. The Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's management, including yourself, to the assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change In Control of the Company.

     C. To induce you to remain in the employ of the Company, and in consideration of your agreement set forth below, the Company agrees that you shall receive the severance benefits set forth in this Agreement in the event your employment with the Company is terminated or "constructively terminated" as defined herein in connection with a "Change In Control of the Company" (as defined in Section 2 below) under the circumstances described below. This Agreement is meant to supersede any other specific written agreements that may have been entered into between yourself and the Company concerning termination of employment.

     Therefore, in consideration of your continued employment and the parties' agreement to be bound by the terms contained in this Agreement, the parties agree as follows:

     1. TERM OF AGREEMENT. This Agreement shall commence as of April 8, 1999 and shall continue in effect through December 31, 2001. However, commencing on December 31, 2001, and each December 31 afterwards, the term of this Agreement shall automatically be extended for 1 additional year unless, no later than the preceding November 1, the Company shall have given notice that it does not wish to extend this Agreement. Notwithstanding the foregoing, if a Change In Control of the Company shall be proposed to occur or have occurred during the original or any extended term of this Agreement, this Agreement shall continue in effect for a period of three years beyond the month in which the Change In Control occurs. Notwithstanding the foregoing, and provided no Change of Control shall have occurred, this Agreement shall automatically terminate on the earlier to occur of (i) your termination of employment with the Company, or (ii) the Company's furnishing you with notice of termination, irrespective of the effective date of the termination.

     2. CHANGE IN CONTROL. No benefits shall be payable under this Agreement unless there shall have been a Change In Control of the Company, as set forth below. For purposes of this Agreement, a "Change In Control" of the Company shall be deemed to occur if any party or group acquires beneficial ownership of 20 percent or more of the voting shares of the Company; or if shareholder approval is required for a transaction involving the acquisition of the Company through the purchase or exchange of the stock or assets of the Company by merger or otherwise; or if one-third or more of the Board elected in a 12-month period or less are so elected without the approval of a majority of the Board as constituted at the beginning of such period; or a liquidation or dissolution of Company.

     3. TERMINATION FOLLOWING CHANGE IN CONTROL. If any of the events described in Section 2 above constituting a Change In Control of the Company shall have occurred, you shall be entitled to the benefits provided in subsection 4.3 below on the subsequent termination or "Constructive Termination" of your employment during the term of this Agreement, unless the termination is (A) because of your death, Disability or Retirement, (B) by the Company for Cause, or (C) by you other than for Good Reason.

          3.1 DISABILITY; RETIREMENT. If, as a result of your incapacity due to physical or mental illness, you shall have been absent from the full-time performance of your duties with the Company for 6 consecutive months, and within 30 days after written notice of termination is given you shall not have returned to the full-time performance of your duties, your employment may be terminated for "Disability." Termination by the Company or you of your employment based on "Retirement" shall mean termination in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with your consent with respect to you.

     3.2 CAUSE. Termination by the Company of your employment for "Cause" shall mean termination on:

                    3.2.1 the willful and continued failure by you to substantially perform your duties with the Company as such employment was performed by you prior to the Change of Control (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance by you of a Notice of Termination for Good Reason as defined in Subsections 3.4 and 3.3, respectively) after a written demand for substantial performance is delivered to you by the Board, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties; or

                    3.2.2     the  willful  act  by  you  in  conduct   that  is
                              demonstrably and materially injurious to the Company, and which the Board deems to cause or will cause substantial economic damage to the Company or injury to the business reputation of the Company, monetarily or otherwise. For purposes of this Subsection, no act, or failure to act, on your part shall be deemed "willful" unless done, or omitted to be done, by you not in good faith and without a reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clauses 3.2.1 or 3.2.2 of the first sentence of this Subsection and specifying the particulars in detail.

          3.3 GOOD REASON. You shall be entitled to terminate your employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without your express written consent, the occurrence in connection with a Change In Control of the Company of any of the following circumstances unless, in the case of paragraphs 3.3.1, 3.3.5, 3.3.6, 3.3.7, or 3.3.8, the circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination, as defined in Subsections 3.5 and 3.4, respectively, given in respect of them. If you have Good Reason for your termination you shall be considered to have been "Constructively Terminated" by the Company:

                    3.3.1 the assignment to you of any duties inconsistent with your status and position (i) prior to the Change In Control where such change is a direct result of any pending Change in Control; or (ii) as such status exists immediately prior to the Change In Control of the Company, or (iii) a substantial adverse alteration in the nature or status of your responsibilities from those in effect immediately prior to the Change In Control of the Company whichever is applicable;

                    3.3.2 a reduction by the Company in your annual base salary as in effect on this date or as the same may be increased from time to time irrespective of future Company policies including any across-the-board salary reductions similarly affecting all key employees of the Company;

                    3.3.3 your relocation, without your consent, to a location not within twenty five (25) miles of your present office or job location, except for required travel on the Company's business to an extent substantially consistent with your present business travel obligations;

                    3.3.4 the failure by the Company, without your consent, to pay to you any part of your current compensation, or to pay to you any part of an installment of deferred compensation under any deferred compensation program of the Company, within fourteen (14) days of the date the compensation is due;

                    3.3.5 the failure by the Company to continue in effect any bonus to which you were entitled, or any compensation plan in which you participate (i) prior to the Change in Control where such change is a direct result of any pending Change In Control; or (ii) immediately prior to the Change In Control of the Company that is material to your total compensation, including but not limited to the Company's Restricted Stock Plan, 401(k) Plan, and Benefit Plans, or any substitute plans adopted prior to the Change In Control of the Company, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the failure by the Company to continue your participation in it (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed at the time of the Change In Control;

                    3.3.6 the failure by the Company to continue to provide you with (i) benefits substantially similar to those enjoyed by you under any of the Company's life insurance, medical, health and accident, or disability plans in which you were participating at the time of the Change In Control of the
                              Company was in effect for the employees of the Company generally at the time of the Change In Control, (ii) the failure to continue to provide you with a Company automobile or allowance in lieu of it at the time of the Change In Control of the Company, (iii) the taking of any action by the Company that would directly or indirectly materially reduce any of such benefits or deprive you of any material fringe benefit enjoyed by you at the time of the Change In Control of the Company, or (iv) the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change In Control of the Company;

                    3.3.7 the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 of this Agreement; or

                    3.3.8 any purported termination of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection 3.4 below (and, if applicable, the requirements of Subsection 3.2 above); for purposes of this Agreement, no such purported termination shall be effective.

                    Your rights to terminate your employment pursuant to this Subsection shall not be affected by your incapacity due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason under this Agreement. In the event you deliver Notice of Termination based on circumstances set forth in Paragraphs 3.3.1, 3.3.5, 3.3.6, 3.3.7, or 3.3.8 above, which are fully corrected prior to the Date of Termination set forth in your Notice of Termination, the Notice of Termination shall be deemed withdrawn and of no further force or effect.

          3.4 NOTICE OF TERMINATION. Any purported termination of your employment by the Company or by you shall be communicated by written Notice of Termination to the other party to this Agreement in accordance with Section 6 of this Agreement. For purposes of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied on, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated.

          3.5 DATE OF TERMINATION, ETC. "Date of Termination" shall mean (A) if your employment is terminated for Disability, 30 days after Notice of Termination is given (provided that you shall not have returned to the full-time performance of your duties during such 30-day period), and (B) if your employment is terminated pursuant to Subsection 3.2 or 3.3 above or for any other reason (other than Disability), the date specified in the Notice of Termination (which, in the case of a termination pursuant to Subsection 3.2 above shall not be less than 30 days, and in the case of a termination pursuant to Subsection 3.3 above shall not be less than 15 nor more than 60 days, respectively, from the date the Notice of Termination is given). However, if within 15 days after any Notice of Termination is given, or, if later, prior to the Date of Termination (as determined without regard to this provision), the party receiving the Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order, or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal has expired and no appeal has been perfected). The Date of Termination shall be extended by a notice of dispute only if the notice is given in good faith and the party giving the notice pursues the resolution of the dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Company will continue to pay you your full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue you as a participant in all compensation, benefit, and insurance plans in which you were participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement except to the extent otherwise provided in subsection 4.4.

     4. COMPENSATION ON TERMINATION OR DURING DISABILITY. Following a Change In Control of the Company, as defined by Section 2, on termination of your employment or during a period of disability you shall be entitled to the following benefits:

          4.1 During any period that you fail to perform your full-time duties with the Company as a result of incapacity due to physical or mental illness, you shall continue to receive your base salary at the rate in effect at the commencement of any such period, together with all amounts payable to you under any compensation plan of the Company during the period, until this Agreement is terminated pursuant to section 3.1 above. Thereafter, or in the event your employment shall be terminated by the Company or by you for Retirement, or by reason of your death, your benefits shall be determined under the Company's retirement, insurance, and other compensation programs then in effect in accordance with the terms of those programs.

          4.2 If your employment shall be terminated by the Company for Cause or by you other than for Good Reason, Disability, death, or Retirement, the Company shall pay you your full base salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which you are entitled under any compensation plan of the Company at the time the payments are due. The Company shall have no obligations to you under this Agreement.

          4.3 If your employment by the Company shall be terminated (a) by the Company other than for Cause, Retirement or Disability, or (b) by you for Good Reason, then you shall be entitled to the benefits provided below:

                    4.3.1 The Company shall pay you your full salary through the Date of Termination at the rate in effect at the time notice of Termination is given, plus all other amounts and benefits to which you are entitled under any compensation plan of the Company, at the time the payments are due, except as otherwise provided below.

                    4.3.2 In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay to you, as severance pay the following: (i) a lump sum severance payment equal to three (3) times the average of your Compensation for the five (5) years prior to the occurrence of the circumstance giving rise to the notice of Termination, plus (ii) the amounts in the forms set forth in paragraphs 4.3.3, 4.3.4 and
                              4.3.5 (the "Severance Payments"). In addition to the Severance Payments, the Company shall pay to you an additional amount equal to the amount of the Excise Tax, if any, that is due or determined to be due under Section 4999 of the Internal Revenue Code of 1986, as amended, resulting from the Severance Payments or any other payments under this Agreement or any other agreement between you and the Company and an amount sufficient to pay the taxes on any such Excise Taxes (the "Gross-up"). For purposes of this Agreement, "Compensation" shall mean the aggregate remuneration paid by the Company to you during a calendar year, including bonuses, awards under the Company's Restricted Stock Plan, benefits under employee benefit plans, automobile allowances or any fees paid to you as remuneration for serving as a Director of the Company.

                    4.3.3 The Company shall continue coverage for you and your dependents under any health or welfare benefit plan under which you and your dependents were participating prior to THE CHANGE IN CONTROL FOR A PERIOD ENDING ON THE EARLIER to occur of (i) the date you become covered by a new employer's health and welfare benefit plan, (ii) the date you become covered by Medicare, or (iii) the date which is thirty-six (36) months from the date of Termination. The coverage for your dependents shall end earlier than (i), (ii) or (iii) if required by the health or welfare benefit plan due to age eligibility.

                    4.3.4 The Company shall pay to you any deferred compensation, including, but not limited to deferred bonuses, allocated or credited to you or your account as of the Date of Termination.

                    4.3.5 Outstanding stock options or Restricted Stock grants, if any, granted to you under the Company's Stock Plans which are not vested on Termination shall immediately vest.

                    4.3.6 Where you shall prevail in any such action, the Company shall also pay to you all legal and accounting fees and expenses incurred by you as a result of the termination (including all such fees and expenses incurred by you as a result of the termination (including all such fees and expenses, if any, incurred in contesting or disputing any termination or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Code
                              Section 4999 to any payment or benefit provided under this Agreement) or any other agreement with the Company.

                    4.3.7 The amount of Severance Payments and any Gross-up due to you under this or any other relevant agreement with the Company shall be determined by a third party agreed to by you and the Company. If you cannot agree on a third party, then both third parties shall determine the amounts due under this Agreement. If the third parties do not agree on the amount to be paid to you, then either party may submit the calculation of the amounts which are in dispute to Arbitration in accordance with this Agreement. The payments provided for in Paragraphs 4.3.2, 4.3.4 AND 4.3.5 ABOVE, SHALL BE MADE NO LATER THAN THE THIRTIETH (30TH) day following the Date of Termination. However, if the amounts of the payments cannot be finally determined on or before that day, the Company shall pay to you on that day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of those payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount can be determined but in no event later than the 30th day after the Date of Termination. In the event that the amount of the estimate payments exceeds the amount subsequently determined to have been due, the excess shall constitute a loan by the Company to you payable on the 30th day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the
                              Code).

          4.4 You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in this Section 4 be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise except as specifically provided in this
Section 4.

          4.5 In addition to all other amounts payable to you under this Section 4, you shall be entitled to receive all qualified benefits payable to you under the Company's 401(k) Plan, Defined Benefit Plan and any other plan or agreement relating to retirement benefits.

     5. SUCCESSORS; BINDING AGREEMENT.

          5.1  The  Company  will  require  any  successor  (whether  direct  or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain the assumption and agreement prior to the effectiveness of any succession shall be a breach of this agreement and shall entitle you to compensation from the Company in the same amount and on the same terms as you would have been entitled to under this Agreement if you had terminated your employment for Good Reason following a Change In Control of the Company, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

          5.2 This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, heirs, distributees, and legatees. If you should die while any amount would still be payable to you if you had continued to live, all such amounts, unless otherwise provided in this Agreement, shall be paid in accordance with the terms of this Agreement to your legatee or other designee or, if there is no such designee, to your estate.

     6. NOTICE. For the purpose of this Agreement, all notices and other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance this Agreement, except that notice of a change of address shall be effective only on receipt.

     7. MISCELLANEOUS.

          7.1 No provision of this Agreement may be modified, waived, or discharged unless the waiver, modification, or discharge is agreed to in writing and signed by you and such officer as may be specifically designated by the Board.

          7.2 No waiver by either party to this Agreement at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          7.3 No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter of this Agreement have been made by either party that are not expressly set forth in this Agreement.

          7.4 Nothing in this Agreement is intended to reduce any benefits payable to you under any other agreement you may have with the Company or in any Company plan in which you may participate.

          7.5 The validity, interpretation, construction, and performance of this Agreement shall be governed by the law of New Jersey without reference to its conflict of laws principals.

          7.6 All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections. Any payments provided for shall be paid net of any applicable withholding or deduction required under federal, state or local law.

          7.7 The obligations of the Company under Section 4 shall survive the expiration of the term of this Agreement.

     8. VALIDITY. The validity or enforceability of any provision of this Agreement shall not affect the validity or unenforceability of any other provision of this Agreement, which shall remain in full force and effect.

     9. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     10. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in New Jersey in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. However, you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection this Agreement.

     11. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior written or oral agreements or understandings with respect to the subject matter.

         In witness whereof, the parties have executed this agreement as of the day and year first above written.

                                    MIDDLESEX WATER COMPANY


                                    By:/s/ J. Richard Tompkins
                                        -----------------------------------
                                             J. Richard Tompkins
                                             Chairman of the Board and President

ATTEST:

/s/ Marion F. Reynolds
----------------------
Marion F. Reynolds
Vice President
Secretary and Treasurer
                                    /s/ Ronald F. Williams
                                    ------------------------------------
                                    Ronald F. Williams